Fees Summary	Feb. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 724,590,832
Previously Paid Amount	0
Total Fee Amount	$ 110,934.86
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate offering price of those offerings is $ 724,590,832 .
Net Fee	$ 110,934.86
Narrative - Max Aggregate Offering Price	$ 724,590,832